Exhibit 99.1

Perfect Moment Ltd. Announces Pricing of Public Offering

London, UK – June 26, 2025 – Perfect Moment Ltd. (NYSE American: PMNT) (“Perfect Moment” or the “Company”), the high-performance, luxury skiwear and lifestyle brand that fuses technical excellence with fashion-led designs, today announced the pricing of its underwritten public offering of 10,000,000 shares of its common stock. Each share of common stock is being sold at a public offering price of $0.30 per share for gross proceeds of $3,000,000, before deducting underwriting discounts and offering expenses. In addition, the Company has granted the underwriters a 45-day option to purchase up to an additional 1,500,000 shares of common stock at the public offering price less discounts and commissions, to cover over-allotments. The offering is expected to close on June 30, 2025, subject to satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the offering primarily for repayment of debt, working capital and general corporate purposes.

ThinkEquity is acting as sole book-running manager for the offering.

The securities will be offered and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-285612), including a base prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2025 and declared effective on March 12, 2025. The offering will be made only by means of a written prospectus. A prospectus supplement and accompanying prospectus describing the terms of the offering will be filed with the SEC on its website at www.sec.gov. Copies of the prospectus supplement and the accompanying prospectus relating to the offering may also be obtained, when available, from the offices of ThinkEquity, 17 State Street, 41st Floor, New York, New York 10004.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Perfect Moment Ltd.

Founded in Chamonix, France, Perfect Moment is a luxury outerwear and activewear brand that merges alpine heritage with fashion-forward performance. Known for its technical excellence, bold design, and versatile pieces that transition seamlessly from slopes to city, the brand is worn by athletes, tastemakers, and celebrities worldwide. Perfect Moment is traded on the NYSE American under the ticker symbol PMNT. Learn more at www.perfectmoment.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ from those contained in the forward-looking statements, include those risks and uncertainties described more fully in the sections titled “Risk Factors” in our Form 10-K for the fiscal year ended March 31, 2024, and in the prospectus supplement for the offering, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release are made as of this date and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Company Contact
Julie Robinson, Brand Director
Perfect Moment
Tel +44 7595178702
press@perfectmoment.com

Investor Contact
CMA Investor Relations
Tel (949) 432-7554

PMNT@cma.team